                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  MAY 2, 1995
                                                  -----------

                              CIGNA CORPORATION
            (Exact name of registrant as specified in its charter)



            DELAWARE                1-8323             06-1059331
            --------                ------             ----------
  (State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)           File Number)      Identification No.)



             ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                PHILADELPHIA, PENNSYLVANIA             19192-1550
            ------------------------------------------------------
             (Address of principal executive offices)  (Zip Code)



              Registrant's telephone number, including area code


                                (215) 761-1000
                                --------------


                                NOT APPLICABLE
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On May 2, 1995, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) The exhibit accompanying this report is listed in the Index to Exhibits below.





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  CIGNA CORPORATION


Date: May 2, 1995                                 By:/s/Gary A. Swords
                                                     ----------------------
                                                     Gary A. Swords
                                                     Vice President and
                                                     Chief Accounting Officer





                               Index to Exhibits
                               -----------------

Number                      Description                     Method of Filing
- ------                      -----------                     ----------------
20                          CIGNA Corporation               Filed herewith.
                            news release dated
                            May 2, 1995





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